                                                                    Exhibit 23.1

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement Form S-3 to register 158,038 shares.

                                       /s/ Arthur Andersen LLP
                                       Arthur Andersen LLP

Chicago, Illinois
March 3, 1999